EXHIBIT 10.25
                                                                   -------------

                            STOCK PURCHASE AGREEMENT

         The undersigned, Heartsoft, Inc., a Delaware corporation (the "Company"), agrees with Hi-Tel Group, Inc., a Florida corporation (the "Purchaser"), as follows:

1.       ISSUANCE AND SALE OF SHARES.

         1.1 Sale of Shares. Subject to the terms and conditions hereof and in reliance on the respective representations and warranties of the parties herein, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 775,000 shares of Series A Convertible Preferred Stock of the Company (the "Shares"), $0.01 par value, at the purchase price of $1.00 per share, all shares upon issuance and delivery to Purchaser to be duly authorized, validly issued, fully paid and nonassessable.

         1.2 Terms of Shares. The Shares shall have the rights, powers, qualifications, restrictions and preferences provided for in the form of the Certificate of Designation of the Series A Convertible Preferred Shares ("Certificate of Designation") attached hereto as Exhibit A.

2. GRANT OF WARRANTS. The Purchaser shall receive warrants to purchase 200,000 shares of common stock of the Company upon the terms and conditions set forth in the Common Share Purchase Warrant by and between the Company and Purchaser attached hereto as Exhibit B.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as disclosed in disclosure schedules attached hereto, the Company represents and warrants to the Purchaser as of the date of this Agreement and on the Purchase Date (as hereinafter defined) that:

         3.1 Delivery of Company Documents. The Company has previously delivered to the Purchaser true and complete copies of the following documents ("Company Documents"):

                  (i) Annual Report on Form 10-KSB dated November 18, 1999, containing audited financial statements for the fiscal year ending March 31, 1999 ("Audited Financial Statements");

                  (ii) Quarterly Reports on Form 10-QSB dated November 18, 1999, containing unaudited interim financial statements for the periods ending June 30, 1999, and September 30, 1999 ("Unaudited Interim Financial Statements");

                  (iii) The Company's news releases issued during the period April 1, 1999, through January 31, 2000.

As of their respective dates, such Company Documents did not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Audited Financial Statements of the Company included in the Company Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as

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

may be indicated therein or in the notes thereto) and fairly present the financial position of the Company as of the dates thereof and the results of operations and changes in financial position for the periods then ended subject.

         3.2 Organization and Good Standing. The Company and its subsidiary are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, with full power and authority to own their properties and conduct their businesses.

         3.3 Capitalization. The authorized capital stock of the Company consists of 5,000,000 shares of $0.01 par value preferred stock, and 30,000,000 shares of $0.0005 par value common stock, of which 9,157,214 shares were issued and outstanding at December 31, 1999.

         3.4 Authorization and No Violation. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. Neither the execution and delivery of the Agreement nor the consummation of any transaction provided for herein will (i) result in the breach of any of the terms or conditions of, or constitute a default under, an agreement, indenture or instrument to which the Company or its subsidiary is a party or otherwise bound or affected, or any provision of the Company's certificate of incorporation or bylaws; (ii) violate any law, or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction of any court, administrative agency or governmental body, having jurisdiction over the Company and its subsidiary or (iii) result in the creation of any interest, lien, charge or encumbrance in or upon any property of the Company or its subsidiary.

         3.5 Legal Proceedings. Other than set forth in the Company Documents, there is no suit or actions pending or, to the Company's best knowledge and belief, threatened suits or actions against the Company, its subsidiary, or any of the properties, assets, or business of the Company or its subsidiary. Other than set forth in the Company Documents, there is no outstanding order, writ, injunction or decree of any court, administrative agency or governmental body or arbitrational tribunal against or affecting the Company, its subsidiary, or any of the capital stock, properties, assets, or business of the Company or its subsidiary that might have a material adverse effect upon the consolidated financial condition of the Company.

         3.6 Tax Matters. The Company and its subsidiary have duly and timely filed all tax returns required to be filed by them, and have paid all taxes shown to be due and payable on all such returns, all assessments notices that have been received by them and all other taxes, governmental charges, duties, penalties, interest and fines due and payable by them on or before the date of this Agreement. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of the tax returns by the Company or its subsidiary, or the payment by, or assessment against, the Company or its subsidiary of any tax, governmental charge, duty or deficiency. There are no suits, actions, claims, investigations, inquiries or proceedings threatened or now pending against the Company or its subsidiary in respect to taxes, governmental charges, duties or assessments or any claims for additional taxes, governmental charges, duties or assessments asserted by any such authority. The reserves made for taxes and governmental charges on the financial statements are sufficient for the payment of

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

all unpaid taxes and governmental charges payable by the Company and its subsidiary attributable to all periods ending on or before the date of the financial statements. The Company and its subsidiary have withheld or collected on each payment made to each of its employees the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and state and local wage income taxes) required to be withheld or collected therefrom and have paid the same to the proper tax receiving officer.

         3.7 Debt. Except to the extent reflected or reserved against in the financial statements, or disclosed elsewhere herein or in the Company Documents, the Company and its subsidiary as of such date (and as of this date) had (and have) no debt, liability or obligation of any nature, whether accrued, absolute, contingent or other, arising out of transactions entered into, or any state of facts existing, prior to such dates, respectively, which have (or would have) a material adverse effect on the consolidated financial condition of the Company. There is no valid basis for the assertion against the Company or its subsidiary of any such debt, liability or obligation, which might have a material adverse effect upon the consolidated financial condition of the Company, except to the extent reflected or reserved against in the financial statements or disclosed elsewhere herein or in the Company Documents.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company that:

         4.1 Organization and Good Standing. Purchaser is duly organized and validly existing and in good standing as a corporation under the laws of the State of Florida.

         4.2 Authorization. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Purchaser. This Agreement has been duly executed and delivered and is a valid and binding agreement of the Purchaser.

         4.3 Acquiring Shares for Own Account. The Purchaser was not organized directly or indirectly for the specific purpose of acquiring the Shares, and is acquiring such Shares for its own accounts and not for the personal accounts of its shareholders or partners.

         4.4 Sole Party in Interest. The Purchaser is the sole party in interest agreeing to purchase the Shares subscribed for herein, and is not acquiring said Shares with a view to their resale or distribution.

         4.5 Limited Transferability. The Purchaser is aware that the issuance of the Shares is not currently registered under the Securities Act of 1933 (the "Act") and its ability to sell or dispose of the Shares will be restricted. The Purchaser is subscribing for Shares with full knowledge of such limitation. The Purchaser acknowledges that it is aware that the Shares may not be resold or offered by it for sale in the absence of: (i) an effective registration statement under the Act covering the Shares; or (ii) an opinion of counsel satisfactory to the Company that registration under the Act is not necessary. The Purchaser consents to the placing of a restrictive legend on the Shares indicating that the Shares have not been registered under the Act, and the Purchaser understands that the Company will notify its transfer agents that the Shares are restricted.

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

5.       PURCHASER'S ACKNOWLEDGMENTS.  Purchaser acknowledges that:

         5.1 Receipt of Company Documents. Purchaser has been provided and has read the Company Documents described in Section 3.1; and

         5.2 Opportunities to Ask Questions. Purchaser has been provided opportunities to ask questions of representatives of the Company regarding the risks and merits of its purchase hereunder and to obtain any additional information necessary to verify the accuracy of the information contained in the above-mentioned documents and to obtain non-confidential public information about the Company, its operations and prospects from the time of such documents through the Purchase Date (as hereinafter defined). Upon the basis of Purchaser reading the above mentioned documents and Purchaser's discussion with representatives of the Company, Purchaser possesses sufficient information to understand the risk and merits associated with its purchase hereunder and to verify the accuracy of information received; provided, however, that the foregoing shall not in any way waive, prejudice or otherwise adversely affect Purchaser's right to rely on the Company's representations and warranties contained herein or otherwise given in connection with the purchase of the Shares.

6. DELIVERY AND PAYMENT OF SHARES. On March 1, 2000 ("Purchase Date"), Purchaser shall deliver to the Company wire funds payable to the Company in the amount of $775,000, representing payment in full for the Shares. Thereupon, the Company shall issue and deliver in accordance with Purchaser's instructions the Shares.

7.       REGISTRATION UNDER SECURITIES ACT OF 1933.

         7.1 Filing of Registration Statement. The Company will cause to be prepared and filed a registration statement relating to the Conversion Shares (as defined in Section 7.6) and the common stock underlying the Warrants (as described in Section 2) and cause such registration statement to become effective no later than August 1, 2000. The Company will cause the Registration Statement to remain effective for 90 days. If, during the period when such registration statement is effective, any event occurs as a result of which the prospectus included in such registration statement would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, not misleading, or it shall be necessary to amend or supplement such prospectus to comply with applicable law, the Company will forthwith notify Purchaser and/or Transferee (as defined in Section 7.8) thereof and on request of Purchaser and/or Transferees (i) prepare and file under the Act such amendments and supplements as may be necessary to keep available a prospectus covering such registered stock meeting the requirements of the Act; and (ii) furnish to Purchaser and/or Transferees such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested from time to time. The registration statement filed pursuant to this Section 7.1 shall be prepared in accordance with the requirements of a form for registration promulgated by the Commission under the Act that shall be both permissible by its terms for use in connection with the method of distribution contemplated by the Purchaser and/or Transferees, appropriate to such method of distribution. The Company shall pay for the cost of the registration statement deemed to have been filed under this Section 7.1 (excluding
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

underwriter discounts and commissions, if any, and the fees and expenses of Purchaser's and/or Transferees' counsel).

         7.2 Penalty Upon Failure to Register by August 1, 2000. The Company agrees to file the registration statement described in Section 7.1 in a timely manner so that the effective date for such registration shall be no later than August 1, 2000. In the event that the registration described in Section 7.1 shall not become effective on or before August 1, 2000, the Company shall agree to pay to the Purchaser $100,000 per month in common stock of the Company using the following formula: $100,000/(0.60 x the Closing Bid Price), prorated during the month such registration becomes effective; provided, however, that the Company shall have no liability to the Purchaser if the failure to file such registration statement on or before August 1, 2000 is caused, in whole or in part, due to a breach of the obligations described in Section 7.10. The penalty described under this Section 7.2 will only be effective until March 1, 2001; at such time, penalties will no longer accrue or be payable by the Company under this Section. The "Closing Bid Price" will be calculated as an average of the closing bid price, as reported by the Nasdaq Stock Market, Inc., for the 20 consecutive trading days preceding the 1st day of each month a penalty is payable pursuant to this Section 7.2.

         7.3 Blue Sky Qualification. The Company shall use its best efforts to qualify the Conversion Shares covered by any registration statement for offer and sale under the securities or "Blue Sky" laws of such States of the United States of America as the Purchaser and/or Transferees may reasonably request.

         7.4 Affiliate Rights. The Purchaser and/or Transferees may include in any registration statement covering the offering of Conversion Shares hereunder, any other shares of stock of the Company owned by the Purchaser upon the same conditions and terms covering the Conversion Shares, if, in the opinion of counsel satisfactory to the Company, the offering and sale of such other shares would at the time be restricted or limited because the Purchaser may be deemed to be an affiliate (as that term is defined in rules and regulations of the Commission under the Act) of the Company.

         7.5 Obligation of Company Following Registration. Following the Company's registration of the Conversion Shares held by Purchaser under the Act, the Company agrees:

                  (i) As soon as practicable after the effective date of the registration statement relating to such Conversion Shares, and in the case of a registration for sale on a national securities exchange or through brokers in the over-the-counter market for up to 90 days after such effective date if by law required for such delivery, to furnish Purchaser and such Transferees with such numbers of copies of the registration statement and the prospectus relating to the Conversion Shares covered thereby as such Purchaser and such Transferees may from time to time reasonably request;

                  (ii) To notify Purchaser and any Transferees as soon as practicable after it receives notification thereof, of the time when a registration statement has become effective or any supplement to any prospectus forming part of such registration statement has been filed;

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

                  (iii) To notify Purchaser and any Transferees promptly of any request by the Commission for the amendment or supplementation of a registration statement or prospectus, or for additional information;

                  (iv) To prepare and file with the Commission promptly upon the request of Purchaser or any Transferee, any amendment of, or supplement to, a registration statement or prospectus relating to information respecting Purchaser or Transferee that, in the opinion of counsel to Purchaser, may be necessary or advisable in connection with the distribution of the registered Conversion Shares;

                  (v) Not to file any amendment of, or supplement to, any such registration statement or prospectus relating to information respecting Purchaser or any Transferee itself to which Purchaser or such Transferee reasonably objects in writing within seven (7) days after having been furnished with a copy thereof; and

                  (vi) To advise Purchaser and Transferees promptly in the event that it receives notice or obtains knowledge of the issuance of a stop order by the Commission suspending the effectiveness of any such registration statement or of the initiation or threat of any proceeding for that purpose, and to promptly use its best efforts to prevent the issuance of any stop order and to obtain the withdrawal of any stop order in the event that one is issued.

         7.6 Definition of "Conversion Shares." For the purpose of this Agreement, the term "Conversion Shares" shall be deemed to include any and all shares of common stock, par value $.0005 per share, of the Company issuable upon conversion of the Shares and any and all securities issued with respect to such Conversion Shares, including but not limited to, shares issued as a result of any share dividend, share split, reclassification or exchange.

         7.7 Definition of "Registration" or "Register." For purposes of this Agreement the terms "registration" or "register" shall include only a filing with the Commission of a registration statement under the Act on Form SB-2 or any equivalent thereof.

         7.8 Definition of "Transferee." The rights granted to Purchaser pursuant to the terms of this Agreement may be transferred to and exercised by any Hi-Tel Group, Inc. Related Entity. "Hi-Tel Group, Inc. Related Entity" shall mean any entity controlled by, or owned 50% or more by Hi-Tel Group, Inc. The term "Transferee" herein shall include all Hi-Tel Group, Inc. Related Entities.

         7.9 Indemnification in Connection with Registration. The Company agrees that it will:

                  (i) Indemnify and hold harmless Purchaser, each Transferee, any of their officers, directors, and each person who controls any such person within the meaning of the Act in connection with any registration statement filed pursuant to this Agreement, against any losses, claims, damages or liabilities, joint or several, to which any such person may become subject, whether under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof): (A) are caused by any untrue statement or alleged untrue
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

statement of any material fact contained in any registration statement under which any of the Conversion Shares were, pursuant to any of the provisions of this Agreement, registered under the Act, any prospectus contained therein, any amendment thereof or supplement thereto or any documents incorporated by reference into any of the foregoing; or (B) are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) That it will reimburse Purchaser, each such Transferee, their officers, directors, and each such controlling person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action arising under clause
(i) of this Section 7.9; and

                  (iii) The Company will not be liable under clauses (i) or (ii) of this Section 7.9 to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged omission so made in conformity with written information furnished by Purchaser or any such Transferee seeking indemnification specifically for use in the preparation of such registration statement or prospectus contained therein or amendment thereof or supplement thereto; or the failure of Purchaser or Transferees to fulfill their obligations to the Company under clause (i) of
Section 7.10.

         7.10 Obligations of Purchaser and/or Transferees. Purchaser agrees (and each Transferee shall agree):

                  (i) The Purchaser or any Transferee shall furnish to the Company such information as may be reasonably requested by the Company in connection with the registration of the Conversion Shares and will cooperate to cause the registration statement to become effective as aforesaid;

                  (ii) To indemnify and hold harmless the Company, each of its directors and each of its officers who have signed any registration statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (or actions in respect thereof): (A) caused by any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any of the Conversion Shares were, pursuant to any of the provisions of this Agreement, registered under the Act, any prospectus contained in such registration statement, or any amendment thereof or supplement thereto; or (B) caused by any omission or alleged omission to state a material fact required to be stated therein, or necessary to make the statement contained therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission, or alleged omission, was so made in reliance upon, and in conformity with, written information furnished by Purchaser or any such Transferee, as the case may be, specifically for use in the preparation of such registration statement or prospectus contained therein or amendment thereof or supplement thereto, or is attributable to Purchaser's or Transferee's failure to carry out its obligations under clause (i) of this
Section 7.10; and
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

                  (iii) That it will reimburse any legal and other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

         7.11 Rights of Indemnifying Party. Promptly after receipt by an indemnified party pursuant to the provisions of Sections 7.9 or 7.10 of notice of the commencement of any action, such indemnified party will notify the indemnifying party if a claim thereto is to be made against the indemnifying party of the commencement thereof; to the extent that the omission to notify the indemnifying party shall cause material prejudice to such indemnifying party in connection with defending against any such action it shall be relieved from liability that it may otherwise have to any indemnified party under the provisions of this Agreement. In the event that any such action is brought against any indemnified party, and it duly notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense of such action, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action other than reasonable costs of investigation.

         7.12 Equitable Relief. The parties agree that the remedy at law for breach of the provisions of this Section 7 will be inadequate and that each party shall be entitled, in addition to all other remedies to which they may be entitled, to temporary or permanent injunctive or mandatory relief or specific performance without the necessity of proving damage.

8. LISTING. The Company will use its best efforts to list the Conversion Shares on any exchange that the Company's shares might trade, if necessary.

9. LEGEND ON SHARE CERTIFICATES. A legend will be placed on the share certificates representing the Shares to the following effect:

                  "THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (`ACT') AND MAY NOT BE SOLD UNLESS A REGISTRATION STATEMENT UNDER THE ACT SHALL BE IN EFFECT WITH RESPECT THERETO AND THE SELLER SHALL HAVE COMPLIED WITH THE ACT AND ALL APPLICABLE RULES AND REGULATIONS THEREUNDER, OR THE SELLER SHALL HAVE OBTAINED AND DELIVERED TO HEARTSOFT, INC. AN OPINION OF COUNSEL SATISFACTORY TO HEARTSOFT, INC. TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED."

Appropriate "stop-transfer" instructions will be given to the Company's transfer agents with respect to the Shares.

10. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when actually received or when sent by cable, telegraph, or telex (and confirmed by first class mail, postage prepaid) to the addresses set forth below or to such other address or addresses the parties may designate by similar notice.

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

                  If to the Company:            Heartsoft, Inc.
                                                3101 North Hemlock Circle
                                                Broken Arrow, OK 74012
                                                Fax: (918) 251-4018

                                                Attention: Benjamin Shell

                  If to the Purchaser:          Hi-Tel Group, Inc.
                                                2400 East Commercial Blvd., #205
                                                Ft. Lauderdale, FL 33308
                                                Fax: (954) 202-0067

                                                Attention: Steven Hirsch

11.      MISCELLANEOUS.

         11.1 Survival of Representations. All representations and warranties contained herein or made in writing by the Company and the Purchaser in connection with the transactions contemplated hereby except any representation or warranty as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

         11.2 Expenses and Attorney Fees. Each party bears the cost of expenses and attorney fees in connection herewith.

         11.3 Partial Invalidity. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

         11.4 Law Governing. This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of Delaware.

         11.5 Headings. The section and subsection headings throughout this Agreement are for convenience and reference only, and the words contained therein shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

         11.6 Counterparts. This Agreement may be executed in any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company and the Purchaser.

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

         11.7 Entire Agreement. This Agreement and the exhibits contain the entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto.

         EXECUTED, as of this 1st day of March, 2000.

                                        HEARTSOFT INC.


                                        By:  /s/ Benjamin P. Shell
                                             --------------------------
                                             Benjamin P. Shell
                                             Chief Executive Officer, President
                                             and Chairman of the Board

                                             "Company"




                                        HI-TEL GROUP, INC.


                                        By:  /s/ Steven Hirsch
                                             --------------------------
                                             Steven Hirsch
                                             President

                                             "Purchaser"


711353
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


                                  SCHEDULE 3.1

         The Company's Annual Report on Form 10-KSB dated November 18, 1999 inadvertently indicated that the Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Purchaser is advised that the Company's Common Stock has not been so registered.





















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                                                                       EXHIBIT A
                                                                       ---------

                           CERTIFICATE OF DESIGNATION

                                     OF THE

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                ($0.01 PAR VALUE)

                                       OF

                                 HEARTSOFT, INC.

                      -------------------------------------

                         PURSUANT TO SECTION 151 OF THE

                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                      -------------------------------------


         The undersigned, the Chairman of the Board, President and Chief Executive Officer of Heartsoft, Inc. does hereby certify that the following resolution was duly adopted on March 1, 2000 by the Board of Directors (the "Board") of Heartsoft, Inc., a Delaware corporation (hereinafter called the "Company"), acting pursuant to the provisions of Section 141(c) and 151(a) of the General Corporation Law of the State of Delaware and Article IV of the Certificate of Incorporation of the Company, as amended ("Certificate of Incorporation").

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Certificate of Incorporation of the Company, the issuance of a series of the Preferred Stock, par value $0.01 per share, of the Company, which shall consist of 775,000 shares of the 5,000,000 shares of preferred stock that the Company now has authority to issue, be, and the same hereby is, authorized, and the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series are fixed as follows:

SECTION 1.  DESIGNATION AND AMOUNTS
            -----------------------

         The series is designated as "Series A Convertible Preferred Stock" ("Preferred Stock").

         The series shall initially consist of 775,000 shares of Preferred Stock. The Board may, at any time and from time to time, decrease the number of shares of Preferred Stock in the series as long as the decrease does not reduce the number of shares below the number of shares then issued and outstanding or issuable upon exercise of any outstanding warrants to purchase Preferred Stock ("Warrants").

SECTION 2.  RANKING
            -------

         The Preferred Stock ranks, as to liquidation, (a) junior to any series of preferred stock, the terms of which specifically provide that the series ranks senior to the Preferred Stock ("Senior Stock"), (b) on a parity with any series of preferred stock, the terms of which specifically provide that the series ranks on a parity with the Preferred Stock ("Parity Stock") and (c) senior to any series of preferred stock, the terms of which do not specifically provide that the series ranks senior to, or on a parity with, the Preferred Stock ("Junior Stock") and the shares of the common stock of the Company, par value $0.0005 ("Common Stock").

SECTION 3.  DIVIDENDS
            ---------

         The holders of Preferred Stock are not entitled to any dividends.

SECTION 4.  LIQUIDATION PREFERENCE
            ----------------------

         4.1 Distribution Amount. If there is a voluntary or involuntary liquidation of the Company, subject to the rights of any Senior Stock or Parity Stock outstanding, the holders of Preferred Stock are entitled to receive out of the assets of the Company available for distribution to stockholders of the Company, $1.00 per share before any distribution is made to holders of any Junior Stock or the Common Stock.

         If, upon the voluntary or involuntary liquidation of the Company, the amounts payable with respect to the Preferred Stock are not paid in full, the holders of Preferred Stock, together with the holders of any Parity Stock, will share ratably in the distribution of assets of the Company in proportion to the full respective preferential rights to which they are entitled.

         After payment of the full amount to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of the assets of the Company.

         4.2 Consolidation or Merger. Neither a consolidation, merger or other business combination of the Company with or into another person nor a sale of all or substantially all of the assets of the Company constitutes a voluntary or involuntary liquidation within the meaning of this Section 4.

         4.3 Noncash Distributions. If, under this Section 4, any of the assets of the Company are to be distributed other than in cash, the Board of Directors of the Company shall promptly engage an independent competent appraiser to determine the fair market value of the assets to be distributed to the holders of Preferred Stock. The fair market value of the assets as determined by the appraiser shall be conclusive for purposes of determining the amount distributed to the holders of Preferred Stock.

SECTION 5.  VOTING RIGHTS
            -------------

         5.1 Voting Rights. A holder of Preferred Stock does not have any voting rights, except as required by law or as expressly provided in this Section 5.

         5.2 Certain Required Votes. So long as any Preferred Stock remains outstanding, the Company shall not, without the affirmative vote of the holders of at least 66-2/3% of the then outstanding Preferred Stock, voting separately as a class, (a) amend or repeal any provision of the Certificate of Incorporation or the Bylaws of the Company so as to adversely affect the relative rights, preferences, qualifications, restrictions or limitations of the Preferred Stock, (b) authorize or issue, or increase the authorized number of shares of, any Senior Stock or (c) effect any reclassification of the Preferred Stock.

SECTION 6.  REDEMPTION
            ----------

         The Company may not redeem the Preferred Stock.

SECTION 7.  CONVERSION RIGHTS
            -----------------

         7.1 Optional Conversion. At any time, the initial holder may, at the option of such initial holder, convert any number of shares of the Preferred Stock into shares of Common Stock using the following formula: [$775,000/(0.6 x Closing Bid Price)] x [Number of Shares of Preferred Stock Converted/775,000]; provided, however, the last day on which such initial holder can convert any of the Preferred Stock into Common Stock shall be the earlier of: (a) ninety (90) days after the day the Company's registration statement relating to the Common Stock underlying the Preferred Stock becomes effective, or (b) March 1, 2002. The "Closing Bid Price" will be calculated as an average of the closing bid price, as reported by the Nasdaq Stock Market, Inc., for the 20 consecutive trading days preceding the conversion of the Preferred Stock.

         In the event that the initial holder transfers all or a portion of such initial holder's Preferred Stock to another person, then the formula set forth in Section 7.1 shall be adjusted to reflect pro rata interests of and shall be applicable to all such holders of the Preferred Stock.

         In the case of an optional conversion pursuant to Section 7.1, the shares of Preferred Stock shall be deemed to have been converted and the shares of Common Stock shall be deemed to have been issued on the date the Preferred Stock is properly surrendered pursuant to Section 7.3.

         7.2 Automatic Conversion. If, during the optional conversion period, any holder elects not to convert the Preferred Stock under Section 7.1, the Preferred Stock shall automatically convert on the 90th day following the day the Company's registration statement relating to the Common Stock underlying the Preferred Stock becomes effective, or, if no such registration statement becomes effective, the Preferred Stock shall automatically convert on march 1, 2002 in accordance with the formula set forth in Section 7.1.

         From and after the Trigger Date, the Preferred Stock will be deemed to be no longer outstanding and the rights of the holders of Preferred Stock shall be limited to the right to receive shares of Common Stock issuable upon conversion and the right to receive any accumulated but unpaid dividends on the Preferred Stock from the last dividend payment to the Trigger Date. From and after the Trigger Date, the certificate representing the Preferred Stock will be deemed to represent only such rights. The Company shall give prompt notice of the occurrence of the Trigger Date to all holders of outstanding Preferred Stock. Until certificates representing the Preferred Stock have been surrendered as required hereby, a holder of Preferred Stock shall not be entitled to receive any dividends that may be subsequently payable on the shares of Common Stock and may not exercise any voting rights with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock.

         7.3 Mechanics of Conversion. A holder shall surrender the certificate representing the converted Preferred Stock at the office of the Company or of any transfer agent for the Common Stock (a), in the case of a conversion pursuant to Section 7.1, with a notice to the Company stating that the holder elects to convert the Preferred Stock and containing the name and address of the person in whose name the Common Stock is to be issued and (b), in the case of a conversion pursuant to Section 7.2, with a notice containing the name and address of the person in whose name the Common Stock is to be issued.

         A holder shall not be entitled to receive any certificate representing the Common Stock upon the conversion of the Preferred Stock unless the holder complies with this Section 7.3.

         The Company shall, as soon as practicable after the holder surrenders the certificate representing the converted Preferred Stock in compliance with this Section 7.3, issue and deliver at the office at which the converted Preferred Stock is surrendered, to the holder of shares, or to the person stated by the holder, a certificate for the Common Stock into which the Preferred Stock has been converted.

         Upon conversion of only a portion of the Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to the holder a new certificate representing the unconverted Preferred Stock.

         7.4 Adjustments Upon Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or merger of which the Company is the continuing corporation and that does not result in any reclassification of, or change in, the outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Preferred Stock shall no longer convert into Common Stock but instead shall have the rights of the kind that the holder of the Preferred Stock would have owned or have been entitled to receive pursuant to such Capital Reorganization, if the holder of the Preferred Stock had converted such Preferred Stock into Common Stock immediately prior to the effective date of such Capital Reorganization.

         7.5 Fractional Securities. No fractional shares of Common Stock will be issued upon the conversion of the Preferred Stock and in lieu thereof, the Company will pay the converting holder in cash the fair market value of the fractional share based on the Closing Bid Price of the fractional share on the trading day immediately preceding the date of conversion.

         7.6 Transfer Costs. The Company shall pay any and all transfer taxes and other governmental charges on the issuance or delivery of the Common Stock upon any conversion of the Preferred Stock. The Company shall not, however, be required to pay any tax that may be payable in connection with any transfer involving the issue and delivery of stock in a name other than that of the initial holder of the shares converted and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         7.7 Certificate as to Adjustments. Upon any adjustment pursuant to this
Section 7, the Company shall promptly file with the Secretary of the Company and the transfer agent for the Preferred Stock a certificate setting forth, in reasonable detail, the adjustment and the facts upon which such adjustment was based.

         7.8 Common Reserved. The Company shall reserve and keep available out of its authorized and unissued Common Stock such number of shares as shall from time to time be sufficient to permit conversion of the Preferred Stock.

         7.9 Status of Shares. All Common Stock issued upon any conversion of the Preferred Stock will be validly issued, fully paid and nonassessable.

SECTION 8.  SINKING FUND
            ------------

         There is no sinking fund established in connection with the Preferred Stock.

SECTION 9.  NOTICES
            -------

         Any notice or other communication required or permitted pursuant hereto to be given to, or made on, the Company shall be given or made by first-class or registered mail, postage prepaid, addressed as follows:

                  Heartsoft, Inc.
                  3101 North Hemlock Circle
                  Broken Arrow, OK 74012
                  Fax: (918) 251-4018
                  Attn: Benjamin Shell
or to such other address as the Company may specify in a notice sent to all registered holders of Preferred Stock in accordance with this Section 9.

         Any notice or other communication required or permitted pursuant hereto to be given to, or made on, any registered holder of Preferred Stock shall be given or made by first-class or registered mail, postage prepaid, to the last address of the registered holder as it appears on the stock transfer records maintained by, or on behalf of, the Company.

         IN WITNESS WHEREOF, the undersigned officers have signed this Certificate this 1st day of March 2000.


                                        HEARTSOFT, INC.



                                        By:  /s/ Benjamin P. Shell
                                             --------------------------------
                                             Benjamin P. Shell
                                             Chairman of the Board, President
                                             and Chief Executive Officer



ATTEST

/s/ Jimmy L. Butler
------------------------------------
Jimmy L. Butler
Secretary

                                                                       EXHIBIT B
                                                                       ---------



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

No. HTG-1                                                          March 1, 2000


                                 HEARTSOFT, INC.

                          COMMON SHARE PURCHASE WARRANT

        Warrant to Purchase Two Hundred Thousand (200,000) Common Shares

                            Expiring February 1, 2005


THIS CERTIFIES THAT, Hi-Tel Group, Inc., a Florida corporation (herein referred to as the Warrant Holder), in consideration for entering into that certain Stock Purchase Agreement dated as of March 1, 2000 ("Stock Purchase Agreement"), by and between the Warrant Holder and Heartsoft, Inc., a Delaware corporation (the "Company"), or its successors or assigns, at any time following March 1, 2000, on any Business Day on or prior to 5:00 p.m., Pacific Time, on February 1, 2005 ("Expiration Date") is entitled to subscribe for and purchase from the Company, Two Hundred Thousand (200,000) Common Shares (as defined below) at a price per Common Share equal to the Exercise Price (as defined below); provided that the number of Common Shares issuable upon any exercise of this Warrant shall be adjusted and readjusted from time to time in accordance with Section 5.

         1.       Certain Definitions.
                  -------------------

                  The following terms, as used herein, have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "Closing Bid Price", as of any date of determination, means the average of the closing bid prices, as reported by the Nasdaq Stock Market, Inc., for the 20 consecutive trading days preceding such date.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Share(s)" means the Company's currently authorized class of Common Stock, par value $0.0005.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

                  "Exercise Price" means a price equal to the lesser of (1) sixty percent (60%) of the Closing Bid Price on the date of the applicable exercise or (2) $3.00.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

                  "Warrant Share(s)" means the Two Hundred Thousand (200,000) Common Shares issued or issuable upon exercise of this Warrant, as adjusted from time to time pursuant to Section 5.

         2.       Vesting and Exercise of Warrant
                  -------------------------------

                  (a) The Warrant and the Warrant Shares shall immediately vest upon the execution of this Agreement.

                  (b) The Warrant Holder may exercise this Warrant by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of Annex A attached hereto, at the election of the Warrant Holder, in which the Warrant Holder shall receive from the Company the number of Warrant Shares as to which this Warrant is being exercised and shall pay to the Company the Exercise Price for each such Warrant Share by wire transfer of immediately available funds to the account of the Company, in an amount equal to the product of: (i) the Exercise Price times (ii) the number of Warrant Shares as to which the Warrant is being exercised.

                  (c) As soon as practicable, but not later than five (5) Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall execute and deliver or cause to be executed and delivered, in accordance with such Notice of Exercise, a certificate or certificates representing the number of Common Shares specified in such Notice of Exercise, issued in the name of the Warrant Holder. This Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and such Warrant Holder shall be deemed for all purposes to have become a holder of record of Common

Shares, as of the date that such Notice of Exercise and payment shall have been received by the Company.

                  (d) The Warrant Holder shall surrender this Warrant to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, a new Warrant for the unexercised portion of the Warrant, but in all other respects identical to this Warrant.

                  (e) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of certificates for the Warrant Shares and any new Warrants, except that if the certificates for the Warrant Shares or the new Warrants are to be registered in a name or names other than the name of the Warrant Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Warrant Holder at the time of its delivery of the Notice of Exercise or promptly upon receipt of a written request by the Company for payment.

         No fractional Common Shares will be issued in connection with any exercise of this Warrant, and any fractional Common Unit (resulting from any adjustment pursuant to Section 5 or otherwise) in the aggregate number of Common Shares being purchased upon any exercise of this Warrant shall be eliminated.

         3.       Investment Representation.
                  -------------------------

                  (a) By accepting the Warrant, the Warrant Holder represents that it is acquiring the Warrant for its own account for investment purposes and not with the view to sell or distribute, and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable laws, including, without limitation, Federal and state securities laws.

                  (b) The Warrant Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company, and it is able to bear the economic risk of the investment in the Company and, at the present time, the Warrant Holder could afford a complete loss of its investment. The Warrant Holder recognizes that its investment in the Company involves substantial risks, including a risk of total loss of its investment. Except as expressly provided in the Stock Purchase Agreement, the Warrant Holder acknowledges that the Company has not made any representations or warranties with respect to its business, condition (financial or otherwise) or prospects, and the Warrant Holder has not relied on the Company for any information or advice with respect to the Warrant Holders investment.

         4.       Validity of Warrant and Issuance of Common Shares
                  -------------------------------------------------

                  The Company represents and warrants that this Warrant has been duly authorized and is validly issued.

                  The Company further represents and warrants that on the date hereof it has duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of Common Shares as will be sufficient to permit the exercise in full of the Warrant, and that all such Common Shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and nonassessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

         5.       Adjustment Provisions.
                  ---------------------

                  The number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

                  (a) Common Unit Reorganization. If the Company shall subdivide its outstanding Common Shares into a greater number of shares, by way of share split, share dividend or otherwise, or consolidate its outstanding Common Shares into a smaller number of shares (any such event being herein called a "Common Share Reorganization"), then (i) clause (2) in the definition of Exercise Price shall be adjusted, effective immediately after the effective date of such Common Unit Reorganization, by multiplying by a fraction, the numerator of which shall be the number of Common Units outstanding on such effective date before giving effect to such Common Unit Reorganization and the denominator of which shall be the number of Common Units outstanding after giving effect to such Common Unit Reorganization, and (ii) the number of Common Shares subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Common Shares subject to purchase immediately before such Common Share Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately before giving effect to such Common Share Reorganization.

                  (b) Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing corporation and that does not result in any reclassification of, or change (other than a Common Share Reorganization) in, outstanding Common Shares, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Warrant Holder shall no longer have the right to purchase Common Shares, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of Common Shares and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization, if the Warrant had been exercised immediately prior to the effective date of such Capital Reorganization.

                  (c)      Adjustment Rules.

                           (i) Any adjustments pursuant to this Section 5 shall
be made successively whenever any event referred to herein shall occur, except that, notwithstanding any other provision of this Section 5, no adjustment shall be made to the number of Warrant Shares to be delivered to the Warrant Holder (or to the Exercise Price) if such adjustment represents less than one-percent (1%) of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one-percent (1%) or more of the number of Warrant Shares to be so delivered.

                           (ii) If the Company shall take a record of the
holders of its Common Shares for any purpose referred to in this Section 5, then
(x) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (y) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Section 5 in respect of such action.

                  (d) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 5, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Common Shares which the Warrant Holder is entitled to receive upon exercise of this Warrant.

         6.       Registration of Warrant and Warrant Shares.
                  -------------------------------------------

                  (a) The Warrant and Warrant Shares Have Not Been Registered. Neither the Warrant nor the Warrant Shares have been registered with the Commission under the Securities Act or qualified for sale pursuant to any state Blue Sky Law, and may not be sold or transferred without such registration or qualification, or an opinion of counsel that such a transfer would be exempt from such registration or qualification. Any such opinion of counsel must be in form and substance satisfactory to the Company and its counsel and shall recite the pertinent circumstances surrounding the proposed transfer and the basis for exemptions. No rights shall be hereby granted which are in violation of applicable laws, including, without limitation, Federal or state securities laws or regulations.

                  (b) Filing of Registration Statement for Warrant Shares.

                           (i) Filing of Registration Statement. The Company
                  will cause to be prepared and filed a registration statement relating to the Warrant Shares and cause such registration statement to become effective no later than August 1, 2000. The Company will cause such registration statement to remain effective for 90 days. If, during the period when such registration statement is effective, any event occurs as a result of which the prospectus included in such registration statement would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, not misleading, or it shall be necessary to amend or supplement such prospectus to comply with applicable law, the Company will forthwith notify Warrant Holder thereof and on request of the Warrant Holder (A) prepare and file under the Securities Act such amendments and supplements as may be necessary to keep available a prospectus covering such registered stock meeting the requirements of the Securities Act; and (B) furnish to Warrant Holder such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested from time to time. The registration statement filed pursuant to this Section shall be prepared in accordance with the requirements of a form for registration promulgated by the Commission under the Securities Act that shall be both permissible by its terms for use in connection with the method of distribution contemplated by the Warrant Holder, appropriate to such method of distribution. The Company shall pay for the cost of the registration statement deemed to have been filed under this
                  Section 6(b)(i) (excluding underwriter discounts and commissions, if any, and the fees and expenses of Warrant Holder's counsel).

                           (ii) Blue Sky Qualification. The Company shall use
                  its best efforts to qualify the Warrant Shares covered by any registration statement for offer and sale under the securities or "Blue Sky" laws of such States of the United States of America as the Warrant Holder may reasonably request.

                           (iii) Affiliate Rights. The Warrant Holder may
                  include in any registration statement covering the offering of Warrant Shares hereunder, any other shares of stock of the Company owned by the Warrant Holder upon the same conditions and terms covering the Warrant Shares, if, in the opinion of counsel satisfactory to the Company, the offering and sale of such other shares would at the time be restricted or limited because the Warrant Holder may be deemed to be an affiliate (as that term is defined in rules and regulations of the Commission under the Securities Act) of the Company.

                           (iv) Obligation of Company Following Registration.
                  Following the Company's registration of the Warrant Shares held by Warrant Holder under the Securities Act, the Company agrees:

                                    A.   As soon as practicable after the
                           effective date of the registration statement relating to such Warrant Shares, and in the case of a registration for sale on a national securities exchange or through brokers in the over-the-counter market for up to 90 days after such effective date if by law required for such delivery, to furnish Warrant Holder with such numbers of copies of the registration statement and the prospectus relating to the Warrant Shares covered thereby as such Warrant Holder may from time to time reasonably request;

                                    B.   To notify the Warrant Holder as soon as
                           practicable after it receives notification thereof, of the time when a registration statement has become effective or any supplement to any prospectus forming part of such registration statement has been filed;

                                    C. To notify the Warrant Holder promptly of any request by the Commission for the amendment or supplementation of a registration statement or prospectus, or for additional information;

                                    D. To prepare and file with the Commission
                           promptly upon the request of the Warrant Holder, any amendment of, or supplement to, a registration statement or prospectus relating to information respecting Warrant Holder that, in the opinion of counsel to Warrant Holder, may be necessary or advisable in connection with the distribution of the registered Warrant Shares;

                                    E. Not to file any amendment of, or
                           supplement to, any such registration statement or prospectus relating to information respecting Warrant Holder itself to which Warrant Holder reasonably objects in writing within seven (7) days after having been furnished with a copy thereof; and

                                    F. To advise Warrant Holder promptly in the
                           event that it receives notice or obtains knowledge of the issuance of a stop order by the Commission suspending the effectiveness of any such registration statement or of the initiation or threat of any proceeding for that purpose, and to promptly use its best efforts to prevent the issuance of any stop order and to obtain the withdrawal of any stop order in the event that one is issued.

                           (v) Definition of "Registration" or "Register." For purposes of this Agreement the terms "registration" or "register" shall include only a filing with the Commission of a registration statement under the Securities Act on Form SB-2 or any equivalent thereof.

                           (vi) Indemnification in Connection with Registration.
                  The Company agrees that it will:

                                    A.  Indemnify and hold harmless the Warrant
                           Holder, any of its officers, directors, and each person who controls any such person within the meaning of the Securities Act in connection with any registration statement filed pursuant to this Agreement, against any losses, claims, damages or liabilities, joint or several, to which any such person may become subject, whether under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any of the Warrant Shares were, pursuant to any of the provisions of this

                           Agreement, registered under the Securities Act, any prospectus contained therein, any amendment thereof or supplement thereto or any documents incorporated by reference into any of the foregoing or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    B.  That it will reimburse the Warrant
                           Holder, its officers, directors, and each such controlling person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action arising under clause A under this Section 6(b)(vi).

                                    C.  The Company will not be liable under
                           clauses A or B of this Section 6(b)(vi) to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged omission so made in conformity with written information furnished by Warrant Holder seeking indemnification specifically for use in the preparation of such registration statement or prospectus contained therein or amendment thereof or supplement thereto; or the failure of the Warrant Holder to fulfill its obligations to the Company under clause A of Section 6(b)(vii).

                           (vii) Obligations of Warrant Holder. Warrant Holder agrees:

                                    A. The Warrant Holder shall furnish to the
                           Company such information as may be reasonably requested by the Company in connection with the registration of the Warrant Shares and will cooperate to cause the registration statement to become effective as aforesaid;

                                    B.  To indemnify and hold harmless the
                           Company, each of its directors and each of its officers who have signed any registration statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any of the Warrant Shares were, pursuant to any of the provisions of this Agreement, registered under the Act, any prospectus contained in such registration statement, or any amendment thereof or supplement thereto or caused by any omission or alleged omission to state a material fact required to be stated therein, or necessary to make the statement contained therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission, or alleged omission, was so made in reliance upon, and in conformity with, written information furnished by the Warrant Holder, as the case may be, specifically for use in the preparation of such registration statement or prospectus contained therein or amendment thereof or supplement thereto, or is attributable to Warrant Holder's failure to carry out its obligations under clause A of this Section 6(b)(vii); and

                                    C.  That it will reimburse any legal and
                           other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

                           (viii) Rights of Indemnifying Party. Promptly after receipt by an indemnified party pursuant to the provisions of Sections 6(b)(vi) or 6(b)(vii) of notice of the commencement of any action, such indemnified party will notify the indemnifying party if a claim thereto is to be made against the indemnifying party of the commencement thereof; to the extent that the omission to notify the indemnifying party shall cause material prejudice to such indemnifying party in connection with defending against any such action it shall be relieved from liability that it may otherwise have to any indemnified party under the provisions of this Agreement. In the event that any such action is brought against any indemnified party, and it duly notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense of such action, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action other than reasonable costs of investigation.

                           (ix) Equitable Relief. The parties agree that the remedy at law for breach of the provisions of this Section 6 will be inadequate and that the non-breathing party shall be entitled, in addition to all other remedies to which they may be entitled, to temporary or permanent injunctive or mandatory relief or specific performance without the necessity of proving damage.

         7.       Transfer of Warrant.
                  -------------------

                  (a) This Warrant is personal to the Warrant Holder and this Warrant and the rights of the Warrant Holder hereunder may not be sold, assigned, transferred or conveyed, in whole or in part, except with the prior written consent of the Company.

                  (b) Upon transfer of the Warrant permitted hereunder, the Warrant Holder must deliver to the Company a duly executed Warrant Assignment in the form of Annex A, attached hereto, with funds sufficient to pay any transfer tax imposed in connection with such assignment. Upon surrender of this Warrant to the Company, the Company shall execute and deliver a new Warrant in the form of this Warrant, with appropriate changes to reflect such assignment, in the name or names of the assignee or assignees specified in the fully executed Warrant Assignment or other instrument of assignment and, if the Warrant Holder's entire interest is not being transferred or assigned, in the name of the Warrant Holder, and this Warrant shall promptly be canceled. In connection with any transfer or exchange of this Warrant permitted hereunder, the transferring Warrant Holder shall pay all costs and expenses relating thereto, including, without limitation, all transfer taxes, if any, and all reasonable expenses incurred by the Company (including legal fees and expenses). Any new Warrant issued shall be dated the date hereof. The terms "Warrant" and "Warrant Holder" as used herein include all Warrants into which this Warrant (or any successor Warrant) may be exchanged or issued in connection with the permitted transfer or assignment of this Warrant, any successor Warrant and the holders of those Warrants, respectively.

         8.       Lost Mutilated or Missing Warrant Certificates.
                  ----------------------------------------------

                  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant, the Company shall execute and deliver a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The recipient of any such Warrant shall reimburse the Company for all reasonable expenses incidental to the replacement of such lost, mutilated or missing Warrant.

         9.       Successors and Assigns.
                  ----------------------

                  All the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and permitted assigns.

         10.      Notices.
                  -------

                  All notices, requests, demands and other communications hereunder shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the parties at their respective addresses indicated herein by certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:
(a) if to the Company, to Heartsoft, Inc., 3101 North Hemlock Circle, Broken Arrow, OK 74012, Attention: Benjamin Shell, facsimile (918) 251-4018, (b) if to the Warrant Holder, to Hi-Tel Group, Inc., 2400 East Commercial Boulevard, #205, Ft. Lauderdale, Florida 33308, Fax: (954) 202-0067), Attention: Steven Hirsch and (c) if to any party, addressed to such address as such party may hereafter specify to the Company, in the case of any communication to be provided by the Company, or to each Warrant Holder, in the case of any communication to be provided by the Warrant Holder, for the purpose of notice hereunder.

         11.      Waivers; Amendments.
                  -------------------

                  Any provision of this Warrant may be amended or modified with (but only with) the written consent of the Company and the Warrant Holder. Any amendment, modification or waiver effected in compliance with this Section 11 shall be binding upon the Company and the Warrant Holder. The Company shall give notice as soon as reasonably practicable to the Warrant Holder of any amendment, modification or waiver effected in compliance with this Section 11. No failure or delay of the Company or the Warrant Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Company and the Warrant Holder hereunder are cumulative and not exclusive of any rights or remedies which each would otherwise have.

         12.      Miscellaneous.
                  -------------

                  (a) The Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any rights as a holder of shares of the Company.

                  (b) In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  (c) Without limiting the rights of the Company and the Warrant Holder to pursue all other legal and equitable rights available to such party for the other parties' failure to perform its obligations hereunder, the Company and the Warrant Holder each hereto acknowledge and agree that the remedy at law for any failure to perform any obligations hereunder would be inadequate and that each shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

                  (d) This Warrant shall be construed and enforced in accordance with the laws of the state of Delaware without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

                  (e) The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any Provisions of the Warrant.

         13.      Resolution of Disputes.
                  ----------------------

                  (a) Arbitration. Any dispute, controversy or claim arising out of or relating to this Warrant or the negotiation hereof or entry hereunto or any contract or agreement entered into pursuant hereto or the performance by the parties of its or their terms, shall be settled by binding arbitration held in Tulsa, Oklahoma, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as specifically otherwise provided in this Section 13. This Section 13 shall be construed and enforced in accordance with the Federal Arbitration Act, notwithstanding any other choice of law provision in this Warrant. Notwithstanding the foregoing, the Company or Warrant Holder may, in its discretion, apply to a court of competent jurisdiction for equitable relief. Such an application shall not be deemed a waiver of the right to compel arbitration pursuant to this Section 13.

                  (b) Arbitrators. If the matter in controversy (exclusive of attorney fees and expenses) shall appear, as at the time of demand for arbitration, to exceed One Million Dollars ($1,000,000), then the panel shall consist of three neutral arbitrators; otherwise, one neutral arbitrator, in each case such arbitrators shall be mutually acceptable to the Company and the Warrant Holder.

                  (c) Procedures. The arbitrator(s) shall allow such discovery as the arbitrator(s) determine appropriate under the circumstances and shall resolve the dispute as expeditiously as practicable, and if reasonably practicable, within one hundred twenty (120) days after the selection of the arbitrator(s). The arbitrator(s) shall give the parties written notice of the decision, with the reasons therefor set out, and shall have thirty (30) days thereafter to reconsider and modify such decision if any party so requests within ten (10) days after the decision.

                  (d) Authority. The arbitrator(s) shall have authority to award relief under legal or equitable principles, including interim or preliminary relief, and to allocate responsibility for the costs of the arbitration and to award recovery of attorneys' fees and expenses in such manner as is determined to be appropriate by the arbitrator(s).

                  (e) Entry of Judgment. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having in personam and subject matter jurisdiction. The Company and Warrant Holder hereby submit to the in personam jurisdiction of the Federal and State courts of Oklahoma, for the purpose of confirming any such award and entering judgment thereon.

                  (f) Confidentiality. All proceedings under this Section 13, and all evidence given or discovered pursuant hereto, shall be maintained in confidence by all parties and by the arbitrators.

                  (g) Continued Performance. The fact that the dispute resolution procedures specified in this Section 13 shall have been or may be invoked shall not excuse any party from performing its obligations under this Warrant and during the pendency of any such procedure, all parties shall continue to perform their respective obligations in good faith, subject to any rights to terminate this Warrant that may be available to any party.

                  (h) Tolling. All applicable statutes of limitation shall be tolled while the procedures specified in this Section 13 are pending. The parties will take such action, if any, required to effectuate such tolling.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its President, all as of the day and year first above written.

                                            HEARTSOFT, INC.


                                            By:  /s/ Benjamin P. Shell
                                                 ------------------------
                                                 Benjamin P. Shell
                                                 President

                                                                         ANNEX A
                                                                         -------

                           Form of Notice of Exercise
                           --------------------------

                                                               Date:  __________

To:  Heartsoft, Inc.


                  Reference is made to the Common Share Purchase Warrant dated March 1, 2000. Terms defined therein are used herein as therein defined.

                  The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase the number of Common Shares at the Exercise Price(s) set forth below, and makes payment herewith in full therefor in the amount of $ __________in the following form:_____________
__________________________________________.


                  Number of Warrant Shares           Applicable Exercise Price
                  ------------------------           -------------------------

                  ________________________           _________________________

                  ________________________           _________________________



If said number of shares is less than all of the shares purchasable hereunder, the undersigned hereby requests that a new Warrant representing the remaining balance of the shares be registered in the name of____________________________, whose address is
                           ___________________________

                           ___________________________

                           ___________________________


                  The undersigned hereby represents that it is exercising the Warrant for its own account for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.

                                    Hi-Tel Group, Inc.


                                    By:  ________________________
                                         Steven Hirsch
                                         President

                                                                         ANNEX B
                                                                         -------

                           Form of Warrant Assignment
                           --------------------------

                  Reference is made to the Common Share Purchase Warrant dated March 1, 2000, issued by Heartsoft, Inc. Terms defined therein are used herein as therein defined.

                  FOR VALUE RECEIVED __________________ (the "Assignor") hereby sells, assigns and transfers all of the rights of the Assignor as set forth in the Common Share Purchase Warrant dated March 1, 2000, with respect to the number of Warrant Shares covered thereby as set forth below, to the Assignee(s) as set forth below:

Name(s) of                         Number of              Applicable Exercise
Assignee(s)       Address(es)      Warrant Shares         Price of Warrant Share
-----------       -----------      --------------         ----------------------

___________       ___________      ______________         ______________________

___________       ___________      ______________         ______________________


                  All notices to be given by the Company to the Assignor as Warrant Holder shall be sent to the Assignee(s) at the above listed address(es), and, if the number of shares being hereby assigned is less than all of the shares covered by the Warrant held by the Assignor, then also to the Assignor.

                  In accordance with Section 7 of the Warrant, the Assignor requests that the Company execute and deliver a new Warrant or Warrants in the name or names of the assignee or assignees, as is appropriate, or, if the number of shares being hereby assigned is less than all of the shares covered by the Warrant held by the Assignor, new Warrants in the name or names of the assignee or the assignees as is appropriate, and in the name of the Assignor.

                  The undersigned represents that the Assignee has represented to the Assignor that the Assignee is acquiring the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to sell or distribute, and that the Assignee will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

Dated:__________

                                    Hi-Tel Group, Inc.


                                    By:  ________________________
                                         Steven Hirsch
                                         President